NVIT American Funds Global Growth Fund
Summary Prospectus May 1, 2023

Class II

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2023 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective
The NVIT American Funds Global Growth Fund (the “Fund” or “Feeder Fund”) seeks to provide long-term growth of capital.
Fees and Expenses(1)
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class II Shares
Management Fees(2)	0.48%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.59%
Total Annual Fund Operating Expenses	1.32%
Fee Waiver/Expense Reimbursement(3)	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.06%
(1) The Fees and Expenses table and the Example below reflect the aggregate expenses of both the Master Global Growth Fund (as described in the Principal Investment Strategies section below) and the Fund.
(2) The investment adviser to the Master Global Growth Fund is currently waiving a portion of its management fee equal to 0.11% of the Master Global Growth Fund’s net assets. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the Master Global Growth Fund’s board of trustees.
(3)  Nationwide Fund Management LLC, the Fund’s master-feeder service provider, has entered into a contractual agreement with Nationwide Variable Insurance Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund’s adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees, monitoring the ongoing investment performance of the Fund, coordinating financial statements with those of the Fund, and distributing applicable documents and materials to Fund shareholders. This agreement may be changed or eliminated only with the consent of the Board of Trustees. This agreement currently runs until at least May 1, 2024 and may be renewed at that time.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$108	$393	$699	$1,568
NSP-AM-GG (5/23)
Summary Prospectus May 1, 2023

NVIT American Funds Global Growth Fund

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As set forth in the Financial Highlights of the Fund, during the most recent fiscal year, the Fund’s portfolio turnover rate was 8.48% of the average value of its portfolio. As set forth in the Financial Highlights of the Master Fund (as defined below), during the most recent fiscal year, the Master Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests all of its assets in the Class 1 shares of the Global Growth Fund (the “Master Global Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. In pursuing its investment objective, the Master Global Growth Fund invests primarily in common stocks of companies around the world that the Master Global Growth Fund’s investment adviser believes have the potential for growth. The Master Global Growth Fund may also invest in securities of foreign issuers in the form of depository receipts or other instruments by which the Fund may obtain exposure to equity investments in local markets. As the Master Global Growth Fund seeks to invest globally, it will allocate its assets among securities of companies domiciled in various countries including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Global Growth Fund will invest significantly in issuers domiciled outside the United States (i.e., at least 40% of its net assets, unless market conditions are not deemed favorable by the Master Global Growth Fund’s investment adviser, in which case the Master Global Growth Fund would invest at least 30% of its net assets in issuers outside the United States). Although the Master Global Growth Fund focuses on investments in medium to larger capitalization companies, the Master Global Growth Fund's investments are not limited to a particular capitalization size. The Master Global Growth Fund may have significant investments in particular sectors.
The Master Global Growth Fund’s investment adviser uses a system of multiple portfolio managers in managing the Master Global Growth Fund’s assets. Under this approach, the portfolio of the Master Global Growth Fund is divided into segments managed by individual portfolio managers.
The Master Global Growth Fund relies on the professional judgment of its investment adviser to make decisions about the Master Global Growth Fund’s portfolio investments. The basic investment philosophy of the Master Global Growth Fund’s investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the Master Global Growth Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities. The Master Global Growth Fund’s investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate through its investment in the Master Global Growth Fund. These changes may occur because of:
Equity securities risk– stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
 Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other stock markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Summary Prospectus May 1, 2023

NVIT American Funds Global Growth Fund

Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Master-feeder structure risk – other “feeder” funds also may invest in the Master Global Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Fund.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Master Global Growth Fund's investment adviser will not produce the desired results.
This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Lending of portfolio securities risk – Securities lending involves risks, including the risk that the loaned securities will not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the Fund will lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.
Environmental, Social and Governance investing risk – the risk that, because the Fund’s ESG strategy will select or exclude securities of certain issuers for reasons other than investment performance, the Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Master Fund’s investment adviser or any judgment exercised by the investment adviser will reflect the opinions of any particular investor.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Summary Prospectus May 1, 2023

NVIT American Funds Global Growth Fund

Annual Total Returns– Class II Shares
(Years Ended December 31,)

Highest Quarter:	24.21%	–	2Q 2020
Lowest Quarter:	-16.69%	–	2Q 2022
Average Annual Total Returns
(For the Periods Ended December 31, 2022)
	1 Year	5 Years	10 Years
Class II Shares	-25.05%	6.64%	9.71%
MSCI All Country World Index (reflects no deduction for fees or expenses)	-18.36%	5.23%	7.98%
Portfolio Management
Investment Adviser to the Master Funds
Capital Research and Management CompanySM (“Capital Research”)
Portfolio Managers
Portfolio Manager	Title	Length of Service
Patrice Collette	Partner– Capital World Investors, a division of Capital Research	Since 2015
Paul Flynn	Partner– Capital World Investors, a division of Capital Research	Since 2017
Jonathan Knowles	Partner– Capital World Investors, a division of Capital Research	Since 2013
Roz Hongsaranagon	Partner– Capital World Investors, a division of Capital Research	Since 2018
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Summary Prospectus May 1, 2023

NVIT American Funds Global Growth Fund